Long-Term Debt and Line of Credit	9 Months Ended
Sep. 30, 2012
Long-Term Debt and Line of Credit

(7) Long-Term Debt and Line of Credit

On June 15, 2012, the Company entered into a Second Loan Modification Agreement (the “Modification”) to its 2009 Loan and Security Agreement with a commercial bank (the “Loan Agreement”). The Modification amended the rate to which the term loan was subject to prime plus 1.5% from prime plus 2.0%, and amended the rate to which the line of credit was subject to prime plus 1.0% from a rate of prime plus 1.5%. Additionally, the Modification amended certain reporting covenants to require the Company to submit quarterly reporting and maintain certain minimum revenue requirements.

On August 21, 2012, the Company made a final payment of approximately $1.8 million pursuant to the term loan and terminated the Loan Agreement.